UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported)      February 20, 2009

FARO TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida	0-20381	59-3157093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Technology Park, Lake Mary, Florida	32746
(Address of Principal Executive Offices)	(Zip Code)

(407) 333-9911
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Items

On November 12, 2008, the parties to the derivative action filed by an alleged shareholder of FARO Technologies, Inc. (the “Company”) in the U.S. District Court for the Middle District of Florida against certain of the Company’s current and former directors, as defendants, and against the Company, as a nominal defendant (the “Derivative Action”) executed a Memorandum of Understanding of the material terms of a proposed settlement of the Derivative Action.  On January 21, 2009, the parties filed with the court a Stipulation of Settlement (the “Stipulation”) seeking the court’s preliminary and final approval of the terms of the proposed settlement.  Pursuant to those terms, the Company shall adopt certain corporate governance policies for a period of three years from the effective date of those policies, and the issuer of the Company’s Executive Liability and Entity Securities Liability insurance policy applicable to the Derivative Action will pay $400,000 to the plaintiff’s counsel for their fees and expenses.  That sum is within the coverage limit of the policy and accordingly has no effect on the Company’s financial results.

On February 13, 2009, the court granted preliminary approval of the settlement.  A hearing will be held on April 23, 2009 to determine whether the terms and conditions of the settlement proposed in the Stipulation should be approved as fair, reasonable and adequate.  If the court approves the settlement, a judgment will be entered dismissing the Derivative Action, with prejudice, as against each defendant.

The Notice of Pendency of Settlement of Shareholder Derivative Litigation (the “Notice”) is attached hereto as Exhibit 99.1.  A copy of the press release announcing the Notice is attached hereto as Exhibit 99.2.

Item 9.01        Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Notice of Pendency of Settlement of Shareholder Derivative Litigation

99.2	Press Release dated February 20, 2009

Explanatory Note
The Company filed a Current Report on Form 8-K with the Securities and Exchange Commission on February 19, 2008 (“Original Form 8-K”), disclosing the Notice and the press release announcing the Notice.  This Amendment No. 1 is being filed solely to correctly reflect the date of the press release as February 20, 2009. Accordingly, this Amendment No. 1 hereby amends and restates the Original Form 8-K in its entirety.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

FARO Technologies, Inc.
(Registrant)

Date: February 20, 2009

/s/ Jay Freeland
Jay Freeland
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice of Pendency of Settlement of Shareholder Derivative Litigation

99.2	Press Release dated February 20, 2009